Bank of America Merrill Lynch 2012 Health Care Conference

May 16, 2012



Omnicare

Forward-Looking Statements

Forward-looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

Reconciliation to GAAP

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted under "Supplemental Financial Data" in the Investor Relations section of our Web site at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Omnicare's Fundamental Objective

Focused on Growth and Creating Value

- Specialty Care Group
- Long-Term Care Group
- **Value Creation**
- Cash Flow Generation
- Capital Allocation Strategies

Sizing Up the Business *(in $ millions)*



1Q12
Revenue
$1,296.3
$293.3
$3.6
1Q12
Adjusted Operating Income(1)
$30.1
($40.8)
$154.2
Long-Term Care Group
Specialty Care Group
Other/Corporate

Long-Term Care and Specialty Care represent two platforms for growth

1. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our first-quarter 2012 earnings release dated April 26, 2012 and is also available on our Web site under 'Supplemental Financial Information' from the 'Investors' page

Transitioning to an Operations-Driven Company

Focus on Three Core Operating Objectives

- **Establish**
  organic growth within our Long-Term Care Group

- **Create**
  more standardization across the company

- **Reposition**
  Specialty Care Group for an elevated level of growth



Transitioning to an Operations-Driven Company
Focus on Customer Retention



Annualized Customer Retention Rate By Quarter
Retention Rate of 92.1%, excluding:
• 12,000 loss of low revenue correctional beds
• Divestiture of 3,000 bed nuclear pharmacy
95.0%
92.5%
90.0%
87.5%
85.0%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Annualized Retention Rate

Favorable response to service enhancement initiatives; 1Q12 service-related losses 30% lower year-over-year

1. Includes patient related beds and other facilities such as correctional facilities, respiratory only beds and other beds
2. Excluding the exit of a large correctional facility contract due in 1Q12 due to competing bid being below a reasonable price point in an already low margin business, Total LTC Bed retention rate was 92.1%
3. Includes skilled nursing facilities, assisted living facilities , development disabilities facilities and other institutional facilities

Omnicare

Transitioning to an Operations-Driven Company
Creating More Standardization

- Operating efficiencies
  - Benchmarking
  - Insourcing
  - Six Sigma-Focused Culture
- Technological improvements
  - Automation
  - Medication availability
  - Customer-facing technology
  - ONE System



ALV/ULV Estimated Script Volume as % of Omnicare's Long-Term Care Scripts
80%
60%
40%
20%
0%
19%
23%
43%
63%
71%
2011
2012
2013
2014
2015

Standardization opportunities expected to be a longer-term growth driver and customer experience enhancement

Specialty Care Group

Business Model, Economics Vary Depending Upon Operational Platform

	Brand Support Services	Supply Chain Solutions	Patient Support Services	Specialty Pharmacy	End of Life Care
Customer	Manufacturer			Third Party Payers	Hospices
Revenue	Fee for Service Model			Buy/Sell Model	Per Diem Model
Product	Manufacturer owns the product			SCG owns the product	

Transitioning to an Operations-Driven Company

Repositioning Specialty Care Group for Elevated Growth

Omnicare specialty care growth has been robust…and opportunities exist to further accelerate growth through:

- Continued improvements to the organizational structure
  - Investments made in manufacturer-focused sales organization
  - Platform-specific experts added to expand breadth of knowledge
- Expanding into other specialty-focused platforms
- Penetrating additional disease states in specialty pharmacy platform
  - Primary disease states currently multiple sclerosis and oncology
- Leveraging long-term care business to create new opportunities

Specialty drug growth has rapidly outpaced the traditional branded drug category (22% market share increase from 2008-2010[(1)])

1. URAC, Inc.; Specialty Pharmacy White Paper; The Patient Centered Outgrowth of Specialty Pharmacy

First Quarter 2012 Highlights

- First-quarter gross profit increased 9.9% to $368.1M; 4.4% sales increase
- Adjusted Cash-Based EPS[1] of $0.81; 17.4% increase over $0.69 in 1Q11
- Long-Term Care Group first-quarter performance:
  - LTC scripts up 0.4% sequentially; flat versus 1Q11
  - Adjusted operating income increased 18.3% year-over-year to $154.2M
- Specialty Care Group first-quarter performance:
  - Operating profit increased 41.3% year-over-year to $30.1M
  - Double-digit operating profit growth across all five operating platforms
- Cash flows from continuing operations of $100.4M
- $30.1 million returned to shareholders through share repurchases and dividends (30% of cash flows from operations)

1. Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page

Financial Performance

Trailing Four Quarters (1)(2) *(in $ millions, except per share data)*


$1,600
$1,550
$1,500
$1,450
$1,400
2Q11
3Q11
4Q11
1Q12
Net Sales


$175
$165
$155
$145
$135
$125
11.0%
10.6%
10.2%
9.8%
9.4%
9.0%
2Q11
3Q11
4Q11
1Q12
Adjusted EBITDA
Adjusted EBITDA Margin


$200
$150
$100
$50
$0
2Q11
3Q11
4Q11
1Q12
Cash Flows from Continuing Operations


$100
$90
$80
$70
$60
$0.85
$0.80
$0.75
$0.70
$0.65
2Q11
3Q11
4Q11
1Q12
Adjusted Cash Income
Adjusted Diluted Cash EPS

1. Excludes discontinued operations.
2. Excludes special items. A reconciliation of certain non-GAAP information to the most comparable GAAP measure is available on Omnicare's Web site under 'Supplemental Financial Information' from the 'Investors' page.

Efficient Capital Deployment to Augment Growth Initiatives

Capital Expenditures	Capital Return to Shareholders
Debt Repayment	Additive Acquisitions

Capital Allocation

Robust cash flow generation is expected to be redeployed toward growth drivers

Capital Allocation
Putting Significant Cash Flows to Work



Capital Returned to Shareholders(1)
(in millions, except %s)
$180
$135
$90
$45
$0
8.0%
6.0%
4.0%
2.0%
0.0%
2009
2010
2011
Dividends Paid
YTD Share Repurchases
% Returned

28.6% of cash flows from operating activities of continuing operations returned to shareholders in 2011

1. Cumulative % Returned = (Dividends Paid + Share Repurchases) / 12/31/11 Market Capitalization of $3,915.7 million

Compelling Avenues for Growth


Organic Growth
Long-Term Care Growth Opportunity
Adjacent Markets
Aging Population


New Therapeutic Categories
Specialty Care Growth Opportunity
Industry Growth Rates
New Operating Platforms

Strong cash flow generation coupled with efficient capital allocation strategies intended to augment growth initiatives

Bank of America Merrill Lynch 2012 Health Care Conference

May 16, 2012



Omnicare